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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Remi Barbier, President and Chief Executive Officer of Pain Therapeutics, Inc. (the "Company"), and David L. Johnson, Chief Financial Officer of the Company, each hereby certify that to the best of their knowledge:

        1. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002, and to which this certification is attached as
             Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

        2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2002                              /s/ Remi Barbier
                                                   -----------------------------
                                                   Remi Barbier
                                                   President and
                                                   Chief Executive Officer



                                                   /s/ David L. Johnson
                                                   -----------------------------
                                                   David L. Johnson
                                                   Chief Financial Officer